UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2007, the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) appointed Stephen C. Farrell as a director of the Company.
Mr. Farrell, age 43, served as President of PolyMedica Corporation until earlier this month after PolyMedica was acquired by Medco Health Solutions, the nation’s largest pharmacy benefit manager, in a transaction valued at $1.5 billion. PolyMedica is a leading direct-to-consumer provider of health care products and services for individuals with chronic diseases, and is best known for its Liberty Medical brand. During his eight year tenure at PolyMedica, Mr. Farrell served as President, Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer, and Treasurer.
Earlier in his career, Mr. Farrell served as Senior Manager at PricewaterhouseCoopers LLP. Mr. Farrell holds an A.B. from Harvard University, and an M.B.A. from the University of Virginia. Mr. Farrell is also a certified public accountant and will serve as the Chairman of the Audit Committee of Company’s Board of Directors. The Board has determined that Mr. Farrell qualifies as an audit committee financial expert.
Additional information regarding Mr. Farrell is detailed in the Company’s press release dated November 15, 2007, which is attached hereto as Exhibit 99.1.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 12, 2007, the Board of Directors of the Company, pursuant to Article IX, Section 2 of the Company’s Bylaws, adopted amendments to Article VIII, Section 4 and Article VIII, Section 5 of the Company’s Bylaws to allow for the electronic registration and transfer of the Company’s stock. The amendments are intended to make the Company eligible to participate in the Direct Registration System of the American Stock Exchange.
The Company has not elected to participate in the American Stock Exchange’s Direct Registration System, but was required to become eligible to participate pursuant to rules promulgated under the Securities and Exchange Act of 1934.
A copy of the amendments to the Bylaws are attached as Exhibit 3.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On November 15, 2007, the Company issued a press release announcing the election of Mr. Farrell as a director of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Amendments to Questcor Pharmaceuticals, Inc. Amended and Restated Bylaws.

99.1	Questcor Pharmaceuticals, Inc. Press Release dated November 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ George Stuart
George Stuart
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Amendments to Questcor Pharmaceuticals, Inc. Amended and Restated Bylaws.

99.1	Questcor Pharmaceuticals, Inc. Press Release dated November 15, 2007.